UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)

May 10, 2022

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street
San Francisco,	California	94105
(Address of principal executive offices)		(Zip Code)

(415) 427-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.05 par value	GPS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

    On May 10, 2022, The Gap, Inc. (the "Company") held its annual meeting of shareholders (the "Annual Meeting"). As of March 14, 2022, the record date for the Annual Meeting, there were a total of 369,785,233 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 339,490,794 shares of common stock were represented in person or by proxy and, therefore, a quorum was present.

    The shareholders of the Company voted on the following items at the Annual Meeting:

1.Election of the directors nominated by the Board of Directors of the Company.

Nominee	For	Against	Abstain	Broker Non-Votes
Elisabeth B. Donohue	315,919,621	2,435,116	143,932	20,992,125
Robert J. Fisher	284,496,748	33,867,815	134,106	20,992,125
William S. Fisher	314,880,093	3,472,751	145,825	20,992,125
Tracy Gardner	312,013,145	6,251,550	233,974	20,992,125
Kathryn Hall	317,009,193	1,315,124	174,352	20,992,125
Bob L. Martin	314,321,892	3,997,026	179,751	20,992,125
Amy Miles	316,641,128	1,710,904	146,637	20,992,125
Chris O’Neill	316,633,681	1,630,381	234,607	20,992,125
Mayo A. Shattuck III	309,927,987	8,389,928	180,754	20,992,125
Salaam Coleman Smith	316,006,608	2,342,237	149,824	20,992,125
Sonia Syngal	314,943,354	3,401,097	154,218	20,992,125

Based on the votes set forth above, the director nominees were duly elected.

2.Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2023.

For	Against	Abstain
323,295,889	16,028,575	166,330

Based on the votes set forth above, the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2023 was duly ratified.

3.Approval, on an advisory basis, of the overall compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
311,274,041	5,678,440	1,546,188	20,992,125

Based on the votes set forth above, the overall compensation of the Company’s named executive officers was approved on an advisory basis.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.

Date: May 12, 2022	By:	/s/ Julie Gruber
Julie Gruber
Executive Vice President and
Chief Legal and Compliance Officer